Exhibit 10.44

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

Block:	1791
Lot:	1
County:	New York
Premises:	225 East 126th Street New York, NY

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (BUILDING LOAN)
dated as of August 5, 2015
by and among
MM PROTON I, LLC,
as Borrower,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Collateral Agent,
and
the Lenders referenced herein
Building Loan Amount - $145,543,138

This Agreement was prepared by:

[****]* 1

1 * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
(BUILDING LOAN)
THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (BUILDING LOAN) (the “Amendment”) dated as of this 5th day of August, 2015, is by and among MM PROTON I, LLC, a Delaware limited liability company (“Borrower”), having its address at [****]*, JPMORGAN CHASE BANK, N.A. (“JPMorgan”) in its capacity as Administrative Agent (as defined in the Building Loan Agreement) and Collateral Agent (as defined in the Building Loan Agreement), having its address at [****]2, and each party (each, a “Lender”) identified as a Lender on the signature pages hereto and having its address at the location shown on Schedule A hereto.
RECITALS
WHEREAS, Borrower, JPMorgan and the Lenders are parties to that certain Loan and Security Agreement (Building Loan) dated as of the 15th day of July, 2015 and filed in the Office of the New York County Clerk on July 16, 2015 under Index No. 31195 (the “Building Loan Agreement”), pursuant to which Lenders have made a loan to Borrower in the maximum principal amount of $145,543,138;

WHEREAS, capitalized terms herein are used as defined in the Building Loan Agreement;

WHEREAS, the parties hereto desire to amend the Building Loan Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments. The Building Loan Agreement is hereby modified as follows:

a.The definition of “Interest Payment Date” in the Building Loan Agreement is hereby amended and restated, effective July 31, 2015, as follows:

“Interest Payment Date” means for each of the Senior First Lien Loans and Senior Second Lien Loans, the first (1st) day of each calendar month, (a) during the period commencing on the first such date to occur at least 30 days after the Closing Date and ending on and including 1st day of the calendar month first preceding the Facility Substantial Completion Date and (b) during the period commencing on the first (1st)) day of the fourth full calendar month following the Facility Substantial Completion Date and ending on and including the Maturity Date of such Loan.

2 * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

b.Section 2.01(c) of the Building Loan Agreement is hereby amended and restated as follows:

Each Advance hereunder, including Advances to pay interest on the Senior First Lien Loans and Senior Second Lien Loan pursuant to Section 2.08, hereunder shall consist of Loans solely from the Subordinated Lender until such time as the Subordinated Lender shall have fully funded the Aggregate Subordinated Loan Commitment hereunder and, thereafter, of Senior First Lien Loans and Senior Second Lien Loans ratably in proportion to the ratio that the Aggregate Senior First Lien Loan Commitment bears to the Aggregate Senior Second Lien Loan Commitment, with (i) such Senior First Lien Loans made by the Senior First Lien Lenders ratably in proportion to their Applicable Percentage, and (ii) such Senior Second Lien Loans made by the Senior Second Lien Lenders ratably in proportion to their Applicable Percentage.
2.No Other Amendments. Except as expressly amended hereby, the Building Loan Agreement is not amended in any respect, and, as so amended hereby, the Building Loan Agreement shall continue in full force and effect. Borrower represents and warrants to Administrative Agent that the outstanding principal amount of the Loan (after giving effect to any advances made concurrently herewith) is $145,543,138.00, that it has no offsets, defenses or counterclaims with respect to the Building Loan Agreement or any of the loan documents executed and delivered in connection therewith.

3.Incorporation by Reference. Sections 11.08, 11.09 and 11.10 of the Building Loan Agreement are hereby incorporated by reference as applicable to this Amendment, mutandis mutandi.

4.Section 22 Lien Law Affidavit. There have been no amendments or modifications to the Section 22 Lien Law affidavit annexed as Exhibit G to the Loan Agreement, a copy of which is annexed hereto and has been updated for purposes of this Amendment.

[SIGNATURE PAGE FOLLOWS]

2

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Loan and Security Agreement (Building Loan) as of the day and year first above written.3

MM PROTON I, LLC,
a Delaware limited liability company

By:	MM Proton I Investors, LLC, a Delaware limited liability company, its Managing Member

By:	[****]*
Name:	[****]
Title:	[****]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent and as a Senior First Lien Lender

By:	[****]
Name:	[****]
Title:	[****]

VARIAN MEDICAL SYSTEMS INTERNATIONAL AG
as a Senior First Lien Lender

By:	[****]
Name:	[****]
Title:	[****]

SPECIAL SITUATIONS INVESTING GROUP II, LLC,
as a Senior Second Lien Lender

By:	[****]
Name:	[****]
Title:	[****]

VARIAN MEDICAL SYSTEMS INTERNATIONAL AG,
as a Subordinated Lender

By:	[****]
Name:	[****]
Title:	[****]*

3 * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

COMMONWEALTH OF MASSACHUSETTS	)
) ss:
COUNTY OF __________________	)

On the _________ day of ___________ in the year 2015, before me the undersigned personally appeared ________________________ Personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

Sign and affix stamp

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

On the ___ day of August in the year 2015, before me, the undersigned, a Notary Public in and for said state, personally appeared [****]4*, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

Notary Public

Sign and affix stamp

4 * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

STATE OF __________________	)
) ss:
COUNTY OF ________________	)

On the _________ day of ___________ in the year 2015, before me the undersigned personally appeared ________________________ Personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

Sign and affix stamp

STATE OF __________________	)
) ss:
COUNTY OF ________________	)

On the _________ day of ___________ in the year 2015, before me the undersigned personally appeared ________________________ Personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

Sign and affix stamp

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

STATE OF __________________	)
) ss:
COUNTY OF ________________	)

On the _________ day of ___________ in the year 2015, before me the undersigned personally appeared ________________________ Personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

Sign and affix stamp

SCHEDULE A
LENDERS
Name/Address
VARIAN MEDICAL SYSTEMS INTERNATIONAL AG
[****]*  5

SPECIAL SITUATIONS INVESTING GROUP II, LLC
[****]

VARIAN MEDICAL SYSTEMS INTERNATIONAL AG
[****]

5 * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G
SECTION 22 AFFIDAVIT

STATE OF NEW YORK	)
) SS:
COUNTY OF NEW YORK	)

[****]*, being duly sworn, deposes and says:6
1.    That he is the Authorized Signatory of MM Proton I Investors, LLC, a Delaware limited liability company, the managing member of MM Proton I, LLC, a Delaware limited liability company (“Borrower”).
2.    Borrower entered into the LOAN AND SECURITY AGREEMENT (BUILDING LOAN) (the “Original Agreement”) dated as of July 15, 2015 and filed in the Office of the New York County Clerk on July 16, 2015 under Index No. 31195, with JPMorgan Chase Bank, N.A. (“JPMorgan”) in its capacity as Administrative Agent (as hereinafter defined) and Collateral Agent (as hereinafter defined), having its address at [****], and each party (each, a “Lender”) identified and having its address at the location shown on Schedule 1.01 thereto, evidencing a loan in the maximum principal amount of up to $145,543,138 to finance the construction of certain Improvements to be made on certain premises described in Schedule 1.1 attached to the Agreement (the “Land”), which Agreement is being amended pursuant to that certain First Amendment to Loan and Security Agreement (Building Loan) dated as of the date hereof (the Original Agreement, as amended, collectively, the “Agreement”). The Agreement is intended to be filed in accordance with section 22 of the Lien Law of the State of New York (the “Lien Law”) and this affidavit is made pursuant to and in compliance with the Lien Law. All capitalized terms used herein and not otherwise defined shall have the same meanings assigned thereto in the Agreement.
3.    That the consideration paid or to be paid for the Loan, and expenses incurred or to be incurred in connection therewith are or are estimated to be as follows:
(a)    Commitment Fees/Interest Reserve (Building Loan)    [****]

TOTAL AMOUNT OF ABOVE ITEMS:    [****]
4.    Certain of the foregoing amounts are based upon good faith estimates of costs or expenses not yet incurred and certain items listed above may cost more or less than such estimates. Borrower reserves the right to use unexpended amounts from any of said items to defray increases
6 * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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incurred in any other item or items listed above so long as the total amount of Advances expended on said items does not exceed the aggregate amount of said items shown above.
5.    After payment of the above items, the net sum available to Borrower to pay contractors, subcontractors and materialmen for the Improvements will be [****]*7, of which $[****] constitutes a hard cost contingency which will only be available for the increased Building Costs resulting from change orders approved by Administrative Agent in its sole discretion and, in such event, will be specifically reserved for same.
6.    If an Event of Default occurs under the Agreement, in the discretion of Lender, Advances may not be made under the Agreement. SUCH SUMS WOULD THEREFORE NOT BE AVAILABLE TO BORROWER FOR THE IMPROVEMENTS.
7.    This affidavit is made by deponent because Borrower is a limited liability company, which deponent is the authorized signatory of MM Proton I Investors, LLC, a Delaware limited liability company, the managing member of Borrower and the statements herein are true to the knowledge of deponent.
Dated: August ____, 2015
________________________
Name: [****]

Sworn to before me this ______
day of August, 2015
_________________________
Notary Public

7* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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